UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 20, 2008

MB FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

Maryland	0-24566-01	36-4460265

(State or other jurisdiction	(Commission File No.)	(IRS Employer
jurisdiction of incorporation) Identification Number)

800 West Madison Street, Chicago, Illinois                                                                  60607

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:    (888) 422-6562

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On February 20, 2008, the Board of Directors of MB Financial, Inc. (the “Company”), acting on the recommendations of the Organization and Compensation Committee of the Board of Directors (the “Committee”), approved base salary levels for 2008 and short-term variable incentive award targets for 2008 for the following executive officers (the “named executive officers”):

2008 Base Salary	2008 Incentive Target

Mitchell Feiger	$629,000(1)	65% of 2008 Base Salary
         President and Chief Executive
         Officer of the Company

Jill E. York	$294,000	50% of 2008 Base Salary
         Vice President and Chief Financial
         Officer of the Company and
         Executive Vice President and Chief
         Financial Officer of MB Financial
         Bank, N.A. (the “Bank”)

Thomas D. Panos	$361,000	65% of 2008 Base Salary
         President and Chief Commercial
         Banking Officer of the Bank

Ronald D. Santo	$347,000(1) (2)	50% of 2008 Base Salary
         Vice President of the Company,
         Chairman and Group President of the Bank

Rosemarie Bouman	$244,000	40% of 2008 Base Salary
         Executive Vice President, Administration of the Bank

(1)	Messrs. Feiger and Santo, who are also directors of the Company, will no longer receive compensation for their service as directors of the Company.

(2)
Pursuant to an agreement between the Bank and Mr. Santo, salary payments to Mr. Santo are subject to reduction to the extent he works more than two weeks per year from his second home (up to six additional weeks, at half salary).

The amount of the 2008 short-term variable incentive awards, if any, will depend upon the Committee’s assessment of the Company’s performance during the year and its assessment of each named executive officer’s individual contribution to the Company’s performance during the year. Mr. Feiger’s award may not exceed 2% of the Company’s pre-tax net income for 2008 and the awards to each of the other named executive officers may not exceed 1% of the Company’s pre-tax net income for 2008.  An award of up to 100% of a named executive officer’s 2008 incentive target will be paid in cash, with an award in excess of 100% of target expected to be paid in the form of restricted stock granted under the Company’s Amended and Restated Omnibus Incentive Plan.  All awards are subject to the approval of the Company’s Board of Directors.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                              MB FINANCIAL, INC.

Date: 02/25/08	By: /s/ Jill E. York
                           Jill E. York
                           Vice President and Chief Financial Officer

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